EUROPEAN EQUITY FUND
(Class A Shares – VEEEX)
(Class C Shares – VEECX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated June 23, 2015
To the Fund’s Prospectus and Statement of Additional Information dated May 21, 2015
(as supplemented from time to time)

* * * * * * * *

Important Notice Regarding Change in Investment Objective, Strategies, Name and Sub-Adviser

At its meeting held on May 27-28, 2015, the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) approved various changes to the European Equity Fund (the “Fund”). These changes include the appointment of a new sub-adviser to the Fund and revisions to the Fund’s name, objective, strategies and restrictions. Shareholders will be asked to consider the appointment of a new sub-adviser, revisions to the Fund’s investment objective, and revisions to the Fund’s fundamental investment restrictions at a shareholder meeting scheduled for August 4, 2015. At its May 27-28, 2015 meeting, the Trustees appointed Shikiar Asset Management, Inc. as the new sub-adviser to the Fund pending shareholder approval. The changes to the Fund’s sub-adviser and investment program will not result in an increase in the Fund’s fees.

The appointment of a new sub-adviser and the changes to the Fund’s name, objective, strategies and restrictions are being made to broaden the Fund’s investment mandate to a more global perspective so as to retain international exposure for investors but, at the same time, create a broad investment profile for the Fund with the goal of making it more competitive in the marketplace.

It is anticipated that a proxy statement will be mailed to shareholders soliciting their vote on these matters in early July, 2015. If approved by shareholders, the changes will become effective on or about August 14, 2015.

Name Change.

The new name of the Fund will be the “Global Strategic Income Fund.” Therefore, all references to the “European Equity Fund” in the Prospectus and SAI will be replaced with “Global Strategic Income Fund.”

Revised Investment Objective. The Fund’s new investment objective will be to provide a competitive total return consisting of income and growth.

Note that in approving the new objective for the Fund, shareholders will also be approving that the investment objective may be changed in the future by the Board of Trustees and without shareholder vote.

Revised Principal Investment Strategies. The “Principal Investment Strategies” section in the Fund Summary section of the Prospectus will be replaced in its entirety with the section below.

Under normal market conditions, the Fund will invest primarily in securities that pay dividends or other distributions, including common stocks, preferred stocks, and high-yield (non-investment grade) corporate fixed income securities of U.S. and foreign companies without regard to market capitalization or credit rating as determined by any of the credit agencies. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the United States) and will invest at least 40% of its net assets in securities of foreign companies (including depositary receipts). The Fund may invest in emerging markets securities. For these purposes, “foreign companies” are firms that are organized or generate a significant portion of their revenue outside the United States.

The Fund will normally hold a core position of between approximately 30 and 60 securities. Shikiar Asset Management, Inc. (the “Sub-Adviser”) invests the Fund’s assets opportunistically and tactically with the aim of providing capital appreciation, limiting volatility and providing income generation.

With regard to the Fund’s equity investments, the Sub-Adviser utilizes a “bottom-up” security selection process (meaning it focuses on the individual security rather than economic or market cycles or the industry in which the company operates) with a focus on in-depth, quantitative and qualitative primary research. The Sub-Adviser considers companies with:

•	A proven track record of enhancing shareholder value
•	Growth in revenue and earnings
•	Leading market share and sustainable secular drivers
•	Strong balance sheet and free cash flow generation
•	Expanding gross, operating and net profit margins
•	Significant insider ownership
•	High standards of corporate governance and ethics
•	Prices trading at a discount to the Sub-Adviser’s calculation of net asset value

With regard to the Fund’s fixed income investments, the Sub-Adviser may utilize several disciplines, including value-based security selection involving “top-down” and “bottom-up” selection. The “top-down” approach may consider macro-economic factors such as interest rates, inflation, fiscal policy, demographic trends, and other considerations. Additionally, the Sub-Adviser may seek to identify sectors, industries and companies that may benefit from macro-economic trends the Sub-Adviser has observed. The Sub-Adviser may also actively overweight sectors it determines have the best relative value compared to the market. The Sub-Adviser may determine to emphasize traditional sectors such as energy, industrials and materials. With regard to “bottom-up” selection, the Sub-Adviser may consider attractive yield, pricing and underlying credit metrics (i.e., a company’s leverage, its coverage ratio, and other fundamentals). The Sub-Adviser attempts to optimize individual maturity allocations to capture relative value.

The Fund may also invest in master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and publicly traded business development companies (“BDCs”). Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The Fund may also utilize options on equity securities for the purpose of managing risk associated with the Fund’s portfolio. The Fund may also invest in the securities of other investment companies, including exchange-traded funds. The Fund may also invest in U.S. and foreign government securities. The Fund’s investments in MLPs is limited to no more than 25% of its total assets. The Fund may invest in REITs without limitation.

Additional Principal Risks.

The current descriptions of the Fund’s principal risks under the heading “Principal Risks” in the Fund’s “Fund Summary” section of the Prospectus will be revised to include the following additional principal risks: Preferred Stock Risk, Dividend-Paying Securities Risk, Fixed Income Securities Risk, Currency Risk, Business Development Companies (“BDCs”) Risk, Undervalued Securities Risk, Master Limited Partnership (“MLP”) Risk, Real Estate Investment Trust (“REIT”) Risk, Mid-Cap and Small-Cap Company Risk, Market Sector Risk, Options Risk, Investments in Other Investment Companies and Underlying Funds Risk, and Investment Selection Risk with the descriptions below.

Preferred Stock Risk. Investing in preferred stocks subjects the Fund to risks such as dividend suspension or company failure, rising interest rates and low trading volumes. Preferred stocks typically decline in value when interest rates rise, and vice versa.

Dividend-Paying Securities Risk. Investing in dividend-paying securities subjects the Fund to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.

Fixed Income Securities Risk. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates could cause the prices of the Fund’s investments in fixed income securities to decline. Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due.

High Yield Securities Risk. To the extent the Fund invests in high-yield securities rated below investment grade by a credit rating agency (“junk bonds”) it may experience a lower rate of return as those securities are subject to higher credit risks and are less liquid than other fixed income securities.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Business Development Companies (“BDCs”) Risk. The Fund may invest in publicly traded BDCs. BDCs are closed-end funds that help provide capital to small- and mid-size businesses that do not have access to traditional sources of funding. BDCs invest in private companies and thinly traded securities of public companies, including debt instruments of such companies. Generally, little public information exists for private and thinly traded companies. Less mature and smaller private companies involve greater risk than well-established larger publicly-traded companies. Shares of BDCs typically are publicly traded on an exchange just like the stock of public companies. A BDC’s gains and losses may be magnified through the use of leverage. This may increase the risk associated with these securities. BDCs generally depend on the ability to access capital markets, raise cash, acquire suitable investments and monitor and administer those investments in order to maintain their status as a BDC. A failure to do so may adversely affect the value of the BDCs’ shares. BDCs are subject to management fees (which are generally higher than those of other investment companies) and other expenses, and so when the Fund invests in the BDC it will bear its proportionate share of the costs of the BDC’s operations.

Undervalued Securities Risk. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

Master Limited Partnerships (“MLPs”) Risk. Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. To the extent that an MLP’s interests are all in a particular industry (such as the energy sector), the MLP will be negatively impacted by economic events adversely impacting that industry.

Real Estate Investment Trust (“REIT”) Risk. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are subject to management fees and other expenses, and so when the Fund invests in REITs it will bear its proportionate share of the costs of the REIT’s operations. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Internal Revenue Code and to maintain their exemption from registration under the 1940 Act. Additionally, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified income dividends” eligible for reduced tax rates applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund will receive will be taxed at a higher rate than dividends eligible for reduced tax rate application to qualified dividend income. Dividends from REITs are generally not eligible for the reduced rate of income tax on certain dividends because the income that REITs receive is primarily rent and interest income.

Mid-Cap and Small Cap Company Risk. To the extent the Fund invests in mid-cap and small-cap companies, it will be subject to additional risks. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Market Sector Risk. The Fund may significantly overweight or underweight certain industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or sectors.

Options Risk. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Specific risks that the Fund will seek to manage include the following: interest rate, liquidity, credit and market risks. By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss.

Investments in Other Investment Companies and Underlying Funds. The Fund will incur higher and duplicative expenses when it invests in mutual funds, exchange-traded funds (“ETFs”), closed-end funds, and REITs (see the separate discussion above on risks related to REITs). ETFs are investment companies that are traded on stock exchanges similar to stocks. Typically, ETFs hold assets such as stocks, commodities or bonds, and track an index such as a stock or bond index. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, or REIT, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or other vehicle is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs, closed-end funds, and REITs incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of these investment vehicles in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (which is a risk of any security that trades on a listed exchange).

Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount or premium to their net asset value.

Investment Selection Risk. The Fund’s ability to achieve its investment objective is dependent on the Sub-Adviser’s ability to identify profitable investment opportunities for the Fund.

Depositary Receipts. In addition to the risks of foreign investments, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Change of Portfolio Manager

The new portfolio managers of the Fund would be Mr. Stuart A. Shikiar, Mr. Albert I. Sipzener and Mr. Gary A. Friedle. Their biographies appear below:

Stuart A. Shikiar. Since 1995, Mr. Shikiar has served as Chairman and Chief Investment Officer of Shikiar Asset Management Inc., which he founded in 1995. Mr. Shikiar has over 35 years of investment management experience. Prior to 1995, he was a Partner and Portfolio Manager at Omega Advisors, a hedge fund with $10B+ in assets under management. Prior to joining Omega Advisors, Mr. Shikiar was Chief Investment Officer and Managing Director of Prudential Securities Investment Management for ten years, overseeing $2B+ in assets under management. He also held the Chief Investment Officer position at Furman Selz Capital Management prior to Prudential, and before that was part of an investment team as a portfolio manager at Wertheim & Company, catering to high net worth individuals and institutions. Mr. Shikiar has served on the Board of Directors of three publicly traded companies, one listed on the NYSE, one listed on the AMEX, and one NASDAQ listed. He has a BBA from City College of New York. Mr. Shikiar is a trustee of the Baruch College Fund. He is also former Chairman of Baruch’s Endowment Investment Committee and is still an active member of that committee.

Albert I. Sipzener. Mr. Sipzener joined Shikiar Asset Management Inc. in 2001 and is now a partner and portfolio manager. Prior to 2001, he covered diversified industrials, machinery, electrical equipment, and capital goods companies for two years as a sell-side research analyst at Bear Stearns & Co. Mr. Sipzener began his research career in 1993 as an investment banking analyst in Lehman Brothers’ Debt Capital Markets group. He has a B.A. in Biology and Mathematics from Brown University and an MBA from Columbia Business School.

Gary A. Friedle. Mr. Friedle joined Shikiar Asset Management Inc. in 2002 as a portfolio manager and is now also the Chief Operating Officer of Shikiar Asset Management Inc. Prior to 2002, Mr. Friedle worked at UBS/PaineWebber for over 10 years. Mr. Friedle started his career at PaineWebber in 1991 as a financial advisor, and then moved to manage the firm’s Unit Investment Trust Sales and Trading Desk. He became a senior investment manager research analyst and Divisional Vice President at

PaineWebber in 1999, covering multiple styles of investment managers in the firm’s $50 billion sub-advisory programs. He has a B.A. in economics from Franklin & Marshall College and an MBA in Finance from New York University. Mr. Friedle is a member of the New York Society of Security Analysts and the CFA Institute.

The section in the Fund’s SAI entitled “Investment Restrictions” is hereby replace in its entirety with the following:

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS – The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a “majority of the outstanding voting securities” of the Fund.

As a matter of fundamental policy:

1)	The Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

2)
The Fund may not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

3)
The Fund may not purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4)	The Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5)	The Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6)
The Fund may not invest 25% or more of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations.)

7)	The Fund may not issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8)	The Fund may not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following section entitled “Non-Fundamental Policies and Restrictions” in the Fund’s Statement of Additional Information is hereby removed. However, the Fund will remain subject to the limitation of investments in illiquid securities pursuant to the Investment Company Act of 1940.

NON-FUNDAMENTAL POLICIES AND RESTRICTIONS – In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. These restrictions are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1)	Hold more than 15% of its net assets in illiquid securities.

2)
Under normal circumstances, invest less than 80% of its net assets in equity securities of companies located in Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Europe. Prior to any change in this investment policy, the Fund will provide shareholders with 60 days’ written notice.

Finally, the section in the Fund’s SAI entitled “Portfolio Managers” is hereby replaced in its entirety with the following:

Portfolio Managers

The following table provides information as of May 31, 2015, regarding any other accounts managed by the portfolio managers for the Fund. As noted in the table, the portfolio manager managing the Fund may also manage or be a member of management teams for other similar accounts.

Portfolio Manager (Fund)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Stuart A. Shikiar	0	$0	0	$0	100	$350
Accounts where compensation is based upon account performance	0	$0	0	$0	0	$0

Portfolio Manager (Fund)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Albert I. Sipzener	0	$0	0	$0	100	$350
Accounts where compensation is based upon account performance	0	$0	0	$0	0	$0

Portfolio Manager (Fund)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Gary A. Friedle	0	$0	0	$0	100	$350
Accounts where compensation is based upon account performance	0	$0	0	$0	0	$0

As of May 31, 2015, the dollar range of each Portfolio Manager’s beneficial ownership in shares of the Fund as is below:

Dollar Range of Equity
Portfolio Manager	Securities in the Fund
Stuart A. Shikiar	None
Albert I. Sipzener	None
Gary A. Friedle	None

Messrs. Friedle, Sipzener and Shikiar manage separate accounts that may be similar to the Fund. Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby a portfolio manager could favor one account over another. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

The Portfolio Managers receive a base salary as well as participate in a bonus program based on the overall profitability of the firm.

Regulatory Matters and Settlement with the SEC. In 2009 the SEC conducted an inspection of the Trust, another investment company, and certain of the service providers utilized by the Trust. The Trust and the affiliated entities responded fully to all of the questions raised. In 2011 the staff of the SEC made further inquiries concerning matters reviewed during the inspection. None of the staff’s questions suggested any concerns about the safety of the assets of the funds comprising the Trust or the other investment company, or the investment of those assets. The management of the assets has always been conducted properly, and custody of the assets has always been secure in the hands of the Trust’s custodian banks. No fund or shareholder of the Trust or the other investment company was charged any fees or made subject to any expense that was not proper.

Ultimately, the staff addressed two issues. One involved the manner in which three former trustees of the Trust performed their duties in 2009, including the process used to consider and approve agreements. All three of those former trustees have left office, and have not been associated with the Trust for many years. The current Trustees of the Trust assumed their positions on the Board after the periods reviewed by the staff. While the procedures in place during the period being reviewed were designed by experienced and respected counsel, and were appropriate, the former trustees and the SEC have now agreed that some information was not effectively documented during 2009. Unrelated to the Trust, the administrator and the SEC also agreed that when the administrator prepared a report that was submitted to the SEC for another fund, two paragraphs were inadvertently omitted. The administrator has instituted procedures to assure that such a mistake should not recur. To document the matters reviewed and to conclude the inquiry, the former trustees, Mr. Pasco (Interested Trustee of the Trust and Chairman of the Board, the sole owner of the Trust’s administrator and President of the Fund’s adviser), Commonwealth Capital Management, LLC (the Adviser to the Fund), and the administrator have entered into a settlement in June 2015 assessing a nominal fine and providing that the settling parties will not permit further errors of this type to occur in the future in violation of applicable federal securities laws and regulations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE